Exhibit 10.2

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THOSE LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH DISPOSITION IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Right to Purchase ______________________ Shares of the
Common Stock of Tombstone Exploration Corporation

TOMBSTONE EXPLORATION CORPORATION
Common Stock Purchase Warrant

For good and valuable consideration, the receipt of which is hereby acknowledged, Tombstone Exploration Corporation, a Canadian corporation (the “Company”), hereby grants to ______________________________ (the “Holder”), the right, but not the obligation, to purchase from the Company at any time or from time to time on or before 5:00 p.m., Pacific Standard Time on the Expiration Date, as defined below, ________________________________________ (__________________) fully paid and nonassessable shares of common stock of the Company (the “Common Stock”) at a purchase price per share equal to the Purchase Price, as defined below.  The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.  The Expiration Date shall be September 30, 2010.

1.

Exercise of Warrant.

Cash Exercise.  This Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time until the Expiration Date by surrender of this Warrant and the subscription form annexed hereto (duly executed by the Holder), to the Company, and by making payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect.  On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a modification of this Warrant, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant may still be exercised.

2.

Delivery of Stock Certificates, etc., on Exercise

  As soon as practicable after the exercise of this Warrant, and in any event within three business days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof a certificate for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value (as reasonably determined by the Company) of one full share, together with any other stock or other securities or property (including cash, where applicable) to which the Holder is entitled upon such exercise.  "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Sections 3 or 4.

3.

Adjustment.

(a)

Initial Purchase Price; Subsequent Adjustment of Price and Number of Purchasable Shares.  The initial purchase price for shares subject to this Warrant will be $0.40 per share (the “Initial Purchase Price”), and will be adjusted from time to time as provided below.  The Initial Purchase Price or, if such price has been adjusted, the price per share of Common Stock as last adjusted pursuant to the terms hereof is referred to as the “Purchase Price” herein.  Upon each adjustment of the Purchase Price, the Holder will thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately before such adjustment by the number of shares of Common Stock purchasable pursuant to this Warrant immediately before such adjustment and dividing the product by the Purchase Price resulting from such adjustment.

(b)

Definitions.  For purposes of this Warrant, the following terms shall have the meanings set forth below:

(i)

"Exercise Price" shall mean the price, determined pursuant to this Section 3, at which shares of Common Stock shall be deliverable upon exercise of this Warrant.

(ii)

"Current Exercise Price" shall mean the Exercise Price immediately before the occurrence of any event, which, pursuant to this Section 3, causes an adjustment to the Exercise Price.

(iii)

"Convertible Securities" shall mean any indebtedness or shares of stock convertible into or exchangeable for Common Stock.

(iv)

"Options" shall mean any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities, including this Warrant.

(v)

"Common Stock Outstanding" shall mean the aggregate of all Common Stock outstanding and all Common Stock issuable upon exercise of all outstanding Options and conversion of all outstanding Convertible Securities.

(vi)

"Common Stock Equivalents" shall mean Convertible Securities and rights entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock without the payment of any consideration by such holder for such additional shares of Common Stock or Common Stock Equivalents.

(c)

Adjustments to Exercise Price.  Subject to Section 3(c)(13) below, the Exercise Price in effect from time to time shall be subject to adjustment in certain cases as follows:

(i)

Issuance of Additional Shares of Common Stock

  In case the Company shall at any time after the date of this Warrant issue or sell any Common Stock, Options, Convertible Securities, or Common Stock Equivalents (hereinafter the "Additional Shares of Common Stock") without consideration or for a consideration per share less than the Current Exercise Price, then such Current Exercise Price shall simultaneously with such issuance or sale be adjusted to an Exercise Price (calculated to the nearest cent) determined by multiplying such Current Exercise Price by a fraction,

(a)

the numerator of which shall be (x) the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such issuance or sale, plus (y) the number of shares of Common Stock which the aggregate consideration received (or by the express provisions hereof is deemed to have been received) by the Company for the total number of Additional Shares of Common Stock so issued or sold would purchase at such then Current Exercise Price, and

(b)

the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of such issuance or sale after giving effect to such issuance or sale of Additional Shares of Common Stock.  For the purpose of the calculation described in this Section 3, the number of shares of Common Stock outstanding shall include, in addition to the number of shares of Common Stock actually outstanding, (A) the number of shares of Common Stock issuable upon the exercise of this Warrant if fully exercised on the day immediately preceding the issuance or sale or deemed issuance or sale of Additional Shares of Common Stock, and (B) the number of shares of Common Stock which would be obtained through the exercise or conversion of all Options and Convertible Securities outstanding on the day immediately preceding the issuance or sale or deemed issuance or sale of Additional Shares of Common Stock.

For purposes of this Section 3, the following provisions shall also be applicable:

(ii)

Cash Consideration

  In case of the issuance or sale of Additional Shares of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company for such shares.

(iii)

Non-Cash Consideration

  In case of the issuance (otherwise than upon conversion or exchange of Convertible Securities) or sale of Additional Shares of Common Stock for consideration other than cash or for consideration a part of which shall be other than cash, the fair value shall be determined reasonably and in good faith by the consent or vote of the Board of Directors of the Company.

(iv)

Options and Convertible Securities

  In case the Company shall in any manner issue or grant any Options or any Convertible Securities, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable shall (as of the date of issue or grant of such Options or, in the case of the issue or sale of Convertible Securities other than where the same are issuable upon the exercise of Options, as of the date of such issue or sale) be deemed to be issued and to be outstanding for the purpose of this Section 3 and to have been issued for the sum of the amount (if any) paid for such Options or Convertible Securities and the amount (if any) payable or upon conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable; provided, however, that, subject to the provisions of Section 3(c)(5), no further adjustment of the Current Exercise Price shall be made upon the actual issuance of any such Common Stock or Convertible Securities or upon the conversion or exchange of any such Convertible Securities.

(v)

Change in Conversion Rate

  If the rate at which any Convertible Securities referred to in Section 3(c)(4) are convertible into or exchangeable for shares of Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Current Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price that would have been in effect at such time had such Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time same were initially granted, issued or sold.  If the additional consideration (if any) payable upon the conversion or exchange of any Convertible Securities referred to in Section 3(c)(4), or the rate at which any Convertible Securities referred to in Section 3(c)(4) are convertible into or exchangeable for shares of Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of shares of Common Stock upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall, upon issuance of such shares of Common Stock, be adjusted to such amount as would have been obtained had such Convertible Securities never been issued and had adjustments been made only upon the issuance of the shares of Common Stock delivered as aforesaid and for the consideration actually received for such Convertible Securities and the Common Stock.

(vi)

Termination of Option or Conversion Rights

  Upon the termination or expiration of any right to purchase Common Stock under any Option or of any right to convert or exchange Convertible Securities, the Current Exercise Price shall, upon such termination, be changed to the Exercise Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the shares of Common Stock issuable thereunder shall no longer be deemed to be Common Stock Outstanding.

(vii)

Stock Splits; Dividends; Distributions and Combinations

  If the Company shall at any time or from time to time after the date of this Warrant fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents, then, following such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Exercise Price shall be appropriately decreased so that the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the number of outstanding shares of Common Stock (including for this purpose, Common Stock Equivalents).  If the number of shares of Common Stock outstanding at any time after the date of this Warrant is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price shall be appropriately increased so that the number of shares of Common Stock issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in the number of outstanding shares of Common Stock.

(viii)

Other Dividends

  If the Company shall declare a distribution payable in securities of other companies, evidence of indebtedness issued by the Company or other companies, assets (excluding cash dividends) or options or rights not referred to in Section 3(c)(4), then, in each such case for the purpose of this subsection 3, the holder of this Warrant shall be entitled to receive, without the payment of any additional consideration, a proportionate share of any such distribution as though it were the holder of the number of shares of Common Stock of the Company issuable upon the exercise of this Warrant as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

(ix)

Recapitalizations

  If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger, sale of the voting stock of the Company or a sale of assets transaction provided for elsewhere in this Section 3), provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon such exercise would have been entitled on such recapitalization.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holder of this Warrant after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Exercise Price then in effect and the number of shares purchasable upon exercise of this Warrant) shall be applicable after that event as nearly equivalent as may be practicable.

(x)

Successive Changes

  The above provisions of this Section 3 shall similarly apply to successive issuances, sales, dividends or other distributions, subdivisions and combinations on or of the Common Stock after the date of this Warrant.

(xi)

Other Events Altering Exercise Price

  Upon the occurrence of any event not specifically described in this Section 3(c) as reducing the Exercise Price that, in the reasonable exercise of the business judgment of the Board of Directors of the Company reached in good faith, requires, on equitable principles, the reduction of the Exercise Price, the Exercise Price will be so equitably reduced.

(xii)

No Impairment

  The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the holder of this Warrant against impairment.

(xiii)

Excluded Events

  Notwithstanding any other provision in this Section 3(c) which is inconsistent with or contrary to the terms of this Paragraph 13, the Exercise Price shall not be adjusted by virtue of (a) the issuance of capital stock to employees, consultants, officers or directors of the Company pursuant to stock purchase or stock option plans or agreements approved by the Board (and not exceeding 20% of the Company's Common Stock Outstanding), (b) the issuance of securities in connection with acquisition transactions, (c) the issuance of securities to financial institutions, suppliers or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, (d) exercise of this Warrant, or (e) the repurchase of Common Stock shares from the Company's employees, consultants, advisors, service providers, officers or Directors at such person's cost (or at such other price as may be agreed to by the Company's Board of Directors).

(xiv)

Certificate as to Adjustments

  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 3, the Company, at its expense and upon request by the holder of this Warrant, shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment and readjustment, (b) the Current Exercise Price, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

4.

Further Assurances

  The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

5.

Notices of Record Date, etc.

In the event of:

(a)

any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)

any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or the sale, consolidation or merger of the Company with, to or into any other person, or

(c)

any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will mail or cause to be mailed to the Holder, at least 20 days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made.  Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or a favorable vote of stockholders if either is required.  Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

6.

Reservation of Stock, etc., Issuable on Exercise of Warrants

  The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of any other warrant or security of the Company exercisable for, convertible into, exchangeable for or otherwise entitling the Holder to acquire shares of Common Stock (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

7.

Transfer of Warrant

  This Warrant may only be transferred in compliance with applicable law.

8.

No Rights as a Shareholder

  This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company.

9.

Notices

  Any notices and other communications required or permitted under this Warrant shall be effective if in writing and delivered personally or sent by telecopier, major overnight courier service or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Holder:	____________________________________ ____________________________________ Facsimile:____________________________
If to the Company:	Tombstone Exploration Corporation c/o SteadyLaw Group, LLP 501 W. Broadway, Suite 800 San Diego, California 92101 Facsimile (619) 330-1888

Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally, (b) one business days after being sent, if sent by a major overnight courier service such as Federal Express or DHL, (c) one business day after being sent, if sent by telecopier with confirmation of good transmission and receipt, and (d) seven business days after being sent, if sent by registered or certified mail, postage prepaid.  Each of the parties hereto shall be entitled to specify another address by giving notice as aforesaid to the other.

10.

Securities Laws

  By acceptance of this Warrant, the Holder represents to the Company that this Warrant is being acquired for the Holder’s own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the Warrant.  The Holder acknowledges and agrees that this Warrant and the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be) registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes.  The Holder further recognizes and acknowledges that because this Warrant and the Common Stock issuable upon exercise of this Warrant are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements.

11.

Legend

  Unless theretofore registered for resale under the Securities Act, each certificate for shares issued upon exercise of this Warrant shall bear the following or a similar legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws.  The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel acceptable to the Company that such disposition is in compliance with the Securities Act and any applicable state securities laws.

12.

Miscellaneous

  This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant shall be governed by and construed in accordance with the laws of the State of California; provided, however, that if any California law or laws require or permit the application of the laws of any other jurisdiction to this Warrant, such California law or laws shall be disregarded with the effect that the remaining laws of the State of California shall nonetheless apply.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:  September ___, 2007

TOMBSTONE EXPLORATION CORPORATION

By:

_______________________________

Alan M. Brown, President

FORM OF EXERCISE

TOMBSTONE EXPLORATION CORPORATION

(To be signed only on exercise of Warrant)

TO:

TOMBSTONE EXPLORATION CORPORATION

A.

The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, as defined in the Warrant, of Tombstone Exploration Corporation, a Canadian corporation (the “Company”).

B.

The undersigned Holder is hereby paying the aggregate purchase price for such shares of Common Stock (the “Exercise Shares”) (i) by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $______________, which transfer has been made before or simultaneously with the delivery of this Form of Exercise; or (iii) by electing to exercise the attached Warrant for __________ of the shares purchasable under the Warrant pursuant to the net exercise provisions of Section 1(b) of the Warrant.

C.

Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned Holder.

____________________________________

By:

______________________________

Its:

______________________________

Dated:

______________________________